                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------------------
    Principal          Loan Date       Maturity       Loan No.      Call     Collateral       Account         Officer     Initials
  $2,500,000.00       07-15-2001      12-15-2001      9056-125                  070          5005526481        DAC27
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------


Borrower:  Fotoball USA, Inc.            Lender:  US Bank National Association
           6740 Cobra Way                         Kearny Mesa Business Banking
           San Diego, CA 92121                    9005 Complex Drive
                                                  San Diego, CA 92123

================================================================================

LOAN TYPE. This is a Variable Rate (0.00% over prime rate). Revolving Line of Credit Loan to a Corporation for $2,500,000.00 due on December 15, 2001. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
[GRAPHIC OMITTED] Personal, Family, or Household Purposes or Personal
                  Investment.
[GRAPHIC OMITTED] Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Current Productions.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,500,000.00 as follows:


          Amount paid on Borrower's account:


          $2,500,000.00 Payment on Loan # 125 Extension        $2,500,000.00
                                                               -------------

          Note Principal:                                      $2,500,000.00
                                                               -------------


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

          Prepaid Finance Charges Paid In Cash:                    $650.00
             $650.00 Documentation Fees
                                                               -------------
          Total Charges Paid in Cash                               $650.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER PRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 15, 2001.

BORROWER:
Fotoball USA, Inc.

By:  /s/ Michael Favish
     ------------------------------------------
     Michael Favish, Chairman/Chief Executive Officer

                                 PROMISSORY NOTE

------------------------------------------------------------------------------------------------------------------------------------
     Principal           Loan Date       Maturity       Loan No.      Call     Collateral       Account         Officer     Initials
   $2,500,000.00        07-15-2001      12-15-2001      9056-125                  070          5005526481        DAC27
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------

Borrower:  Fotoball USA Inc.             Lender:  U.S. Bank National Association
           6740 Cobra Way                         Kearny Mesa Business Banking
           San Diego, CA 92121                    9005 Complex Drive
                                                  San Diego, CA 92123
================================================================================

Principal Amount: $2,500,000.00                      Date of Note: July 15, 2001

PROMISE TO PAY. Fotoball USA, Inc. ("Borrower") promises to pay to U.S. Bank National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million Five Hundred Thousand & 00/100 Dollars ($2,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on December 15, 2001. In addition, Borrower will pay regular monthly payments of accrued, unpaid interest beginning August 15, 2001, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the prime rate (the "Index"). The unpaid principal balance will bear interest at an annual rate equal to the percentage point described below plus the prime rate announced by the Lender. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time that the prime rate changes. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.00 percentage points over the index. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law.

Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due (b) Borrower fails to comply with or to perform when due any other material term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Borrower is in default under any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Borrower and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp. (g) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (h) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (i) A material adverse change occurs in Borrower's financial condition.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.500 percentage points over the index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's reasonable legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender of Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of California.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an

                                 PROMISSORY NOTE
                                   (CONTINUED)

07-15-2001
Loan No. 9056-125                                                         Page 2
================================================================================


authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by lender.

LATE CHARGE. If a payment is 15 days or more past due, borrower will be charged a late charge of 5% of the delinquent payment.

RENEWAL AND EXTENSION. This Note is given in renewal and extension and not in novation of the following described indebtedness: That certain Promissory Note dated December 20,1995, in the amount of $1,000,000.00 executed by Borrower payable to Lender. It is further agreed that all liens and security interest securing said indebtedness are hereby renewed and extended to secure the Note and all renewals, extensions and modifications thereof.

GENERAL PROVISIONS: Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Fotoball USA Inc.

By: /s/ Michael Favish
    --------------------------------------------------
    Michael Favish, Chairman/Chief Executive Officer

LENDER:

U.S. Bank National Association

By: /s/ Darla Clark
    --------------------------------------------------
    Authorized Officer

                                 LOAN AGREEMENT


------------------------------------------------------------------------------------------------------------------------------------
   Principal           Loan Date       Maturity       Loan No.      Call     Collateral       Account         Officer     Initials
 $2,500,000.00        07-15-2001      12-15-2001      9056-125                  070          5005526481        DAC27
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

------------------------------------------------------------------------------------------------------------------------------------

Borrower:  Fotoball USA Inc.             Lender:  U.S. Bank National Association
           6740 Cobra Way                         Kearny Mesa Business Banking
           San Diego, CA 92121                    9005 Complex Drive
                                                  San Diego, CA 92123
================================================================================

THIS LOAN AGREEMENT between Fotoball USA, Inc. ("Borrower") and U.S. Bank National Association ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans". Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of July 15, 2001, and shall continue thereafter until all indebtedness of Borrower to Lender his been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

     Account. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.

     Advance. The word "Advance" means a disbursement of Loan funds under this Agreement.

     Borrower. The word "Borrower" means Fotoball USA, Inc. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph tilled "Subsidiaries and Affiliates."

     Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $2,500,000.00, or (b) 80.000% of the aggregate amount of Eligible Accounts.

     Business Day. The words "Business Day" mean a day on which commercial banks are open for business in the State of California.

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

     Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL".

     Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

     Eligible Accounts. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing. Eligible Accounts do not include:

          (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

          (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

          (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001                                                                Page 2
Loan No 9056-125
================================================================================

          (d) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.

          (e) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (f) Accounts which are subject to dispute, counterclaim, or setoff.

          (g) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

          (h) Accounts with respect to which Lender, in its reasonable discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

          (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or received for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

          (j) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

          (k) Accounts which have not been paid in full within 60 days from the invoice date. The entire balance of any Account of any single Account debtor will be ineligible whenever the portion of the Account which has not been paid within 60 days from the invoice date is in excess of 20.000% of the total amount outstanding on the Account.

          (l) That portion of the Accounts of any single Account Debtor which exceeds 10.00% of all Borrower's Accounts except concentrations of up to 20.00% allowable for Disney, McDonalds, Warner Bros., Coca-Cola, Six Flags, J.C. Penney's, Wal-Mart, Target, Toys R Us and any other recognized national retailer or theme park.

          (m) Foreign, contra, and bankrupt company accounts, and minus the entire account balance of any customer extended terms in excess of "net 60".

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974. as amended.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

     Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security interest in any Collateral for the indebtedness, including without Iimitation all Borrowers granting such a Security interest.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

     Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means U.S. Bank National Association, its successors and assigns.

     Line of Credit. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

     Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No 9056-125                                                          Page 3
================================================================================

     Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, tease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthortzation Act of 1986 as now or hereafter amended.

     Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

     Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

     Working Capital. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

     Conditions Precedent to each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender.

          (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

          (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may reasonably request.

          (c) The security interests in the Collateral shall have been duty authorized, created, and perfected with first lien priority and shall be in full force and effect.

          (d) All guaranties required by Lender for the line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

          (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be reasonably satisfied as to their condition.

          (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

          (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

     Making Loan Advances. Advances under the Line of Credit may be requested either orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No 9056-125                                                          Page 4
================================================================================


     Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

     Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts and general intangibles. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

     Perfection of Security Interests. Borrower agrees to execute such financing statements and to take whatever other actions are reasonably requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

     Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may reasonably require, including without limitation information concerning Eligible Accounts and Account balances and agings.

     Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts, in form and substance reasonably satisfactory to the Lender. Thereafter and at such frequency as Lender shall require, Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's Accounts as Lender may reasonably request.

     Representations and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender, (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

     Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the fun power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition except for states in which failure to be validly existing and in good standing would not have a material adverse effect on the Borrower's business.

     Authorization. The execution, delivery, and performance of this agreement and all related documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law governmental regulation, court decree, or order applicable to Borrower.

     Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001
LOAN NO 9056-125                                                          Page 5
================================================================================

     Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     Properties. Except for Permitted Liens. Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release" as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901. et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
     (b) Borrower has no knowledge of, or reason to believe that there has been
     (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby
     (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnity, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties whether by foreclosure or otherwise.

     Litigation and Claims. No material litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which in any case may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been in any case disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability compiles in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's chief executive office, if Borrower has more than one place of business, is located at 6740 Cobra Way, San Diego, CA 92121. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No. 9056-125                                                         Page 6
================================================================================

     Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     Litigatlon. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Financial Statements. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year. Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations Lender may reasonably request from time to time.

     Financial Covenants and Ratios. Comply with the following covenants and ratios:

          Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than $9,000,000.00.

          Net Worth Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 0.75 to 1.00.

          Working Capital. Maintain Working Capital in excess of $7,000,000.00.

          Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of 2.00 to 1.00.

     The following provisions shall apply for purposes of determining compliance with the foregoing financial covenants and ratios: Compliance with the foregoing ratios/amounts shall be determined by calculating the ratios/amounts as of the end of each quarter. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other material agreements.

     Loan Fees and Charges. In addition to all other agreed upon fees and charges, pay the following: Borrower agrees to pay Lender, prior to or contemporaneously with the initial advance of Loan proceeds, a nonrefundable documentation fee in the amount of $650.00.

     Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001                                                                Page 7
Loan No 9056-125
================================================================================

     Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance in all material respects with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificate. Unless waived in writing by Lender, provide Lender not required and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all material respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedess and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a permitted lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No 9066-125                                                          Page 8
================================================================================

     Continuity of Operations, (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, disserve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986. as amended). Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or altar or amend Borrower's capital structure.

     Loans, Acquisitions and Guaranties, (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surely or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement. Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, flies a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

ACCESS LAWS. Without limiting the generality of any provision of this agreement requiring Borrower to comply with, applicable laws, rules, and regulations. Borrower agrees that it will at all times comply with applicable laws relating to disabled access including, but not limited to, as applicable titles of the Americans with Disabilities Act of 1990.

AGINGS OF ACCOUNTS RECEIVABLE. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall deliver to Lender within twenty (20) days after the end of each month, a detailed aging of Borrower's accounts and contracts receivable and accounts payable as of the last day of that month, together with an explanation of any adjustments made at the end of that month, all in a form acceptable to Lender.

ADDITIONAL COVENANTS.
Borrower covenants and agrees with Lender that, while this Agreement is in effect; 1) Annually and at mid-year, accounts receivable audit is required. 2) Advances on line will be for the purpose of supporting working capital only. The line will not be used for long term financing or acquisition other companies without consent from Lender. 3) Borrower to maintain primary relationship with Lender and to include all depository accounts. The Merrill Lynch account will be transferred. 4) Borrower to notify Lender of any major supplier interruption. 5) Borrower to notify Lender of any termination and/or non-renewal of any license agreement in which Borrower is a licensee. 6) Borrower to provide copies of any new major licensing agreements/extension. 7) Borrower to furnish 10-Qs quarterly within forty five (45) days of quarter end and Borrower to provide 10-Ks annually.

ADDITIONAL DEFINITIONS.
Current Assets- The words "Current Assets" mean Borrower's cash on hand plus Borrower's receivables plus inventory.

Current Liabilities- The words "Current Liabilities" mean all Borrower's notes payable plus Borrower's accounts payable plus Borrower's income taxes payable plus Borrower's account plus Borrower's current portion of long term debt.

Current Ratio- The words "Current Ratio" mean Borrower's total Current Assets divided by Borrowers total Current Liabilities.

BORROWER'S SUBMISSION OF TAX RETURNS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will furnish to Lender, concurrent with the filing thereof, a copy of Borrower's filed federal tax returns including all applicable schedules.

BORROWING BASE CERTIFICATE. Unless waived in writing by Lender, Borrower agrees to provide Lender with a Borrower's Certificate monthly and with each advance. Each "Borrower's Certificate" shall be in form acceptable to Lender, duly executed by Borrower and detailing the status of the Line of Credit as of the date thereon.

RIGHT OF SET OFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No 9066-125                                                          Page 9
================================================================================

     Other Defaults. Failure of Borrower or any Grantor to comply with or to perform with due any other material term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

     Events Affecting Guarantor. Any of the proceeding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness.

     Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender, Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such

                                 LOAN AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No 9066-125                                                         Page 10
================================================================================

     participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     Costs and Expenses. Borrower agrees to pay upon demand all of Lenders reasonable expenses, including without limitation, reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's reasonable legal expenses, whether or not there is a lawsuit, including attorneys fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at a times of Borrower's current address(es).

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any persons circumstances such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provisions shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provision of this Agreement in all other respects shall remain valid and enforceable.

     Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrow" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have bean relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JULY 15, 2001.

BORROWER:
Fotoball USA Inc.

By: /s/ Michael Favish
    ---------------------------------------------------
    Michael Favish, Chairman/Chief Executive Officer

LENDER:

U.S. Bank National Association

By: /s/ Darla Clark
    ---------------------------------------------------
    Authorized Officer

                          COMMERCIAL SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------------------
    Principal         Loan Date        Maturity        Loan No.     Call    Collateral       Account       Officer   Initials
  $2,500,000.00      07-15-2001       12-15-2001       9056-125                 070        5005526481       DAC27
------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------

Borrower:  Fotoball USA Inc.            Lender:  U.S. Bank National Association
           6740 Cobra Way                        Kearny Mesa Business Banking
           San Diego, CA 92121                   9005 Complex Drive
                                                 San Diego, CA 92123


================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into between Fotoball USA, Inc. (referred to below as "Grantor"); and U.S. Bank National Association (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          All inventory, chattel paper, accounts, equipment and general intangibles

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) At records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default".

     Grantor. The word "Grantor" means Fotoball USA, Inc., its successors and assigns

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means U.S. Bank National Association, its successors and assigns.

     Note. The word "Note" means the note or credit agreement dated July 15, 2001, in the principal amount of $2,500,000.00 from Fotoball USA., Inc. to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of and substitutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No 9056-125                                                          Page 2
================================================================================

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

     Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are reasonably requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing all documents necessary to perfect or to continue the security interest granted in this agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all reasonable expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor, there shall be no setoffs or counterclaims against any such accounts.

     Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor, and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

     Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business. Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement.

     Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies except as is reasonable in the context of Grantor's business.

     Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or cause intentional destruction of the Collateral or any part of the Collateral except as is reasonable in the context of Grantor's business. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located.

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)

07-15-2001
Loan No. 9056-125                                                         Page 3
================================================================================

     Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's reasonable opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorney's fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     Compliance with Governmental Requirements. Grantor shall comply, in all material respects, promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthortzatlon Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances.

     Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnity shall survive the payment of the indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may reasonably require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender. including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require, if Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     Application of Insurance Proceeds. Grantor shall promptly notify Lender of any material loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds or any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. if Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often that annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until the occurrence of an Event of Default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time that an Event of Default exists, Lender may exercise its rights to collect the accounts and to notify

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)

07-15-2001                                                                PAGE 4
LOAN NO 9056-125
================================================================================

account debtors to make payments directly to Lender for application to the indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's reasonable discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the dale of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the indebtedness.

     Other Defaults. Failure of Grantor to comply with or to perform any other material term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Grantor and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp.

     Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collaters securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)

07-15-2001                                                                PAGE 5
LOAN NO 9056-125
================================================================================

     lesser time as required by state law, before the time of the sale or disposition. All reasonable expenses relating to the disposition of the Collateral, including without limitation the reasonable expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral. Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, the State of California. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lenders reasonable costs and expenses, including reasonable attorneys' fees and Lender's reasonable legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and reasonable legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, end any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)

07-15-2001                                                                PAGE 6
LOAN NO 9056-125
================================================================================

     the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at an times of Grantor current address(es).

     Power of Attorney. Grantor hereby appoints Lender effective upon the occurrence of an Event of Default as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the followIng: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the indebtedness and, all Lender's option, shall be payable by Borrower as provided above in the "EXPEDITURES BY LENDER" paragraph.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity, however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Waiver of Co-obligator's Rights. If more than one person is obligated for the indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which Borrower has or would otherwise have by virtue of payment of the indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

ADDENDUM TO COMMERCIAL SECURITY AGREEMENT. An exhibit, titled "ADDENDUM TO COMMERCIAL SECURITY AGREEMENT," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT DATED JULY 1 5, 2001.

GRANTOR:
Fotoball USA, Inc.



By: /s/ Michael Favish
    --------------------------------------------------
    Michael Favish, Chairman/Chief Executive Officer

                    ADDENDUM TO COMMERCIAL SECURITY AGREEMENT

================================================================================

BORROWER:  FOTOBALL USA, INC.            LENDER:  U.S. BANK NATIONAL ASSOCIATION
           6740 COBRA WAY                         KEARNY MESA BUSINESS BANKING
           SAN DIEGO, CA 92121                    9005 COMPLEX DRIVE
                                                  SAN DIEGO, CA 92123
================================================================================

This ADDENDUM TO COMMERCIAL SECURITY AGREEMENT is attached to and by this reference is made a part of each Security Agreement, dated July 15, 2001, and executed in connection with a loan or other financial accommodations between U.S. Bank National Association and Fotoball USA, Inc.

THIS ADDENDUM TO COMMERCIAL SECURITY AGREEMENT is attached to and made a part of the certain Commercial Security Agreement dated July 15, 2001 (the "Security Agreement") between Fotoball USA, Inc. (the "Grantor") and U.S. Bank National Association, a national banking association (the "Lender"). Capitalized terms used in this Addendum and not defined herein but defined in the Security Agreement shall have the meanings ascribed to such terms under the Security Agreement.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor and the Lender agree as follows with respect to the Security Agreement, notwithstanding any language to the contrary contained in the Security Agreement:

1. References in the Security Agreement to the term "Uniform Commercial Code" shall be deemed to refer to Revised Article 9 of the Uniform Commercial Code, as adopted in the State whose laws govern the Security Agreement, or, if Revised
Article 9 has not been so adopted, as promulgated by the National Commissioners on Uniform State Laws.

2. Grantor agrees that Lender may file financing statements containing a description of the Collateral broader than that set forth in the Security Agreement. Grantor also agrees to execute and cooperate with Lender in obtaining from third parties control agreements in form satisfactory to Lender with respect to Collateral consisting of, or including, investment property, deposit accounts, letter-of-credlt rights, and electronic chattel paper. If any Collateral is in the possession of a bailee, Grantor will join with Lender in notifying the bailee of Lender's interest and in obtaining from the bailee an acknowledgment that the bailee holds the Collateral for Lender's benefit.

3. Grantor represents that the information set forth in the Security Agreement with respect to Grantor's name, location and organizational structure is correct. Grantor will not change its name, its location, its jurisdiction of organization, or its organizational structure without giving Lender at least thirty (30) days' prior written notice and will periodically provide Lender with evidence that no change has occurred.

4. To the extent that Grantor uses any amounts loaned to purchase Collateral, Grantor's repayment of the loan amounts shall apply on a "first-in-first-out" basis so that the portion of the loan amounts used to purchase a particular item of Collateral shall be paid in the chronological order in which the Grantor purchased the Collateral.

5. To the extent that Collateral includes chattel paper, at the time Grantor creates any chattel paper, Grantor shall place a legend on the chattel paper indicating that Lender has a security interest in the chattel paper.

6. Grantor will not license any Collateral.

7. Lender's rights described in the paragraph of the Security Agreement titled "Grantor's Right to Possession and to Collect Accounts" apply to Collateral consisting of accounts and/or any other rights to payment.

8. In addition to the events described in the "Events of Default" section of the Security Agreement, it shall also constitute an Event of Default under the Security Agreement if Lender receives at any time following execution of the Security Agreement any information indicating that Lender's security interest is not prior to all other security interests or other interests in the Collateral, except as otherwise agreed by Lender.

9. In addition to the Lender's rights and remedies as described in the section of the Security Agreement headed "Sell the Collateral," if an Event of Default occurs under the Security Agreement Lender may dispose of any of the Collateral at public auction or private sale in its then present condition or following such preparation and processing as Lender deems commercially reasonable. Lender has no duty to prepare or process the Collateral prior to sale. Lender may disclaim warranties of title, possession, quiet enjoyment and the like. Such actions by Lender shall not affect the commercial reasonableness of the sale. Further, Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

10. To the extent that the Collateral listed in the Security Agreement includes general intangibles, it also includes without limitation all software and payment intangibles; to the extent such Collateral includes accounts, it also includes without limitation all health-care insurance receivables; in the event such Collateral includes inventory, chattel paper, accounts, equipment and general intangibles, it also includes without limitation all of the property described above in this paragraph plus all instruments, deposit accounts, letter of credit rights, investment property, money, documents, as-extracted collateral and fixtures. In any event, the Collateral listed in the Security Agreement includes all supporting obligations as to any such Collateral and all products of such collateral.

In the event of any direct conflict between the terms of the Security Agreement and this Addendum, the terms of this Addendum shall control. If the term "Borrower" is used in the signature line below, the Grantor and the person or entity listed under the term "Borrower" are the same person or entity.

THIS ADDENDUM TO COMMERCIAL SECURITY AGREEMENT IS EXECUTED ON JULY I5, 2001.

BORROWER:
Fotoball USA, Inc.


By: /s/ Michael Favish
    ------------------------------------------------------
    Michael Favish, Chairman/Chief Executive Officer


LENDER:

U.S. Bank National Association

By: /s/ Darla Clark
    ------------------------------------------------------
    Authorized Officer

                             Rider to Loan Agreement
                              and related documents
                                 by and between
                         U.S. Bank National Association
                                   ("Lender")
                                       and
                               Fotoball USA, Inc.
                                  ("Borrower")
                           Dated: As of July 15, 2001

1. Rider. This Rider is being executed at the same time as the following documents and such other documents as Lender may require of even date herewith by and between Lender and Borrower:

     i.   Disbursement Request and Authorization.
     ii.  Corporate Resolution to Borrow.
     iii. Loan Agreement.
     iv.  Promissory Note (the "Note").
     v. Commercial Security Agreement and Addendum thereto (the "Security Agreement").
     vi.  Agreement to Provide Insurance.

2.        Letters of Credit.

          2.1 Definitions. The following definitions are inserted into the section of the Loan Agreement entitled DEFINITIONS as if fully set forth therein:

                    LETTERS OF CREDIT. The words "Letters of Credit" shall have the meaning set forth in the section below entitled LETTERS OF CREDIT SUBLIMIT.

                    LETTER OF CREDIT AGREEMENTS. The words "Letter of Credit Agreements" shall have the meaning set forth in the section below entitled LETTERS OF CREDIT SUBLIMIT.

                    LETTER OF CREDIT OBLIGATIONS. The words "Letter of Credit Obligations" shall mean the aggregate amount of all possible drawings under all Letters of Credit plus all amounts drawn under any Letter of Credit and not reimbursed by the Borrower under the applicable Letter of Credit Agreement.

          2.2 Calculation of the Line of Credit. The first sentence of the section of the Loan Agreement entitled LINE OF CREDIT is hereby amended and restated in its entirety as follows:

          Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the sum of (a) the Borrowing Base and (b) the total amount of Letters of Credit issued and outstanding.

          2.3 Letters of Credit Sublimit. The following additional sections entitled LETTERS OF CREDIT SUBLIMIT and LETTERS OF CREDIT CASH COLLATERAL are hereby added to page 3 of the Loan Agreement, immediately preceding the section entitled COLLATERAL:

          LETTERS OF CREDIT SUBLIMIT. Lender shall issue letters of credit (individually, a "Letter of Credit" and collectively, "Letters of Credit") upon application of the Borrower, subject to (a) compliance by the Borrower with all conditions precedent set forth in the section entitled CONDITIONS PRECEDENT TO EACH ADVANCE hereof, (b) entry by the Borrower into applications, agreements (including, without limitation, reimbursement agreements) and other documents deemed appropriate by Lender for the issuance of such Letters of Credit, (c) payment by the Borrower of commissions, fees and interest as agreed upon between Borrower and Lender with respect to each such Letter of Credit, and, if required by Lender, the pledging of immediately available funds or similar cash collateral in the amount of each such Letter of Credit with such cash collateral to be held in a cash collateral account as security for Borrower's Letter of Credit Obligations with respect to each such Letter of Credit, (d) satisfaction of Lender with the form, substance and beneficiary of each such Letter of Credit, and (e) the absence of any statutory or regulatory change or directive affecting the issuance by Lender of letters of credit. All Letters of Credit shall expire no later than one year after the issuance thereof. If any Letter of Credit shall be outstanding after the Expiration Date, the Borrower shall deliver cash collateral in the face amount of such Letter of Credit, to be held subject to the section entitled LETTERS OF CREDIT CASH COLLATERAL hereof. The aggregate face amount of all Letters of Credit shall not exceed $1,500,000, and the total of the aggregate face amount of all Letters of Credit plus the Loans shall not exceed the Borrowing Base.

          LETTERS OF CREDIT CASH COLLATERAL. In addition to the other remedies provided in this Agreement, if any other Event of Default shall have occurred and Lender shall have declared the principal balance of the Loans due and payable, Borrower shall pay to Lender an amount equal to all Letter of Credit Obligations (to the extent Borrower has not already done so pursuant to subsection (c) of the section above entitled LETTERS OF CREDIT SUBLIMIT). Such payment shall be in immediately available funds or in similar cash collateral acceptable to Lender and shall be pledged to Lender. Such amount shall be held by Lender in a cash collateral account until the outstanding Letters of Credit are terminated without payment or are paid and Letter of Credit Obligations with respect thereto are payable. In the event Borrower defaults in the payment of any Letter of Credit Obligations, the proceeds of the cash collateral account shall be applied to the payment thereof. Borrower acknowledges and agrees that Lender would not have an adequate remedy at law for failure by Borrower to pay immediately to Lender the amount provided under this section, and that Lender shall have the right to require Borrower to perform specifically such undertaking whether or not any of the Letter of Credit Obligations are due and payable. Upon the failure of Borrower to make any payment required under this section, Lender may proceed to use all remedies available at law or equity to enforce the obligation of Lender to pay or reimburse the Bank. The balance of any payment due under this section shall bear interest payable on demand until paid in full at a per annum rate equal to the Prime Rate, as announced by Lender from time to time, plus 2.00%.

3.        Right to Cure.

          3.1 Loan Agreement Insert. The following section is added to the Loan Agreement (on page 7 following the INSECURITY subsection of the EVENTS OF DEFAULT section) as if fully set forth therein:

          RIGHT TO CURE. Notwithstanding any contrary provision of this Agreement or of any agreement or document related hereto, an Event of Default shall have occurred under this Agreement as the result of a breach by Borrower of the covenants in the subsections of the Agreement entitled FINANCIAL STATEMENTS, ADDITIONAL INFORMATION, FINANCIAL COVENANTS AND RATIOS, INSURANCE REPORTS AND INSPECTION (all of which subsections are within the section entitled AFFIRMATIVE COVENANTS) or the covenants in the section of the Agreement entitled BORROWER'S SUBMISSION OF TAX RETURNS or the covenants in the subsection of the Security Agreement of even date herewith by and between Borrower and Lender (the "Security Agreement") entitled INSURANCE REPORTS (which subsection is within the section of the Security Agreement entitled OBLIGATIONS OF GRANTOR) if and only if:

     (i)
          Lender has provided written notice of such breach to Borrower demanding cure of such breach and Borrower has not cured such breach within fifteen (15) days (the "Cure Period") after Lender's giving of such notice; provided, however, that in the event that such breach is not capable of being cured (as determined by Lender in its sole discretion) within the Cure Period, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such breach so long as Borrower commences cure within the Cure Period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed thirty (30) days.

     OR

     (ii) Borrower has been in breach of such term, obligation, covenant or condition at another time during the preceding twelve (12) months and Lender has within a reasonable period of time following its receiving notice of such earlier breach provided written notice of such breach to Borrower.

          BORROWER SHALL NOT BE ELIGIBLE TO RECEIVE ADVANCES FOLLOWING ANY EVENT OF DEFAULT OR THE BREACH BY BORROWER OF A TERM, OBLIGATION, COVENANT OR CONDITION, OR THE OCCURRENCE OF ANY EVENT, WHICH BREACH OR OCCURRENCE WOULD BECOME AN EVENT OF DEFAULT UPON THE GIVING OF NOTICE, PASSAGE OF TIME, FAILURE TO CURE, OR ANY OR ALL OF THEM, UNTIL SUCH TIME AS SUCH BREACH OR OCCURRENCE IS CURED WITHIN THE TIME PERIODS AND OTHERWISE IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF.

          3.2 Security Agreement Insert. The following section is added to the Security Agreement (on page 4 following the INSECURITY subsection of the EVENTS OF DEFAULT section) as if fully set forth therein:

          RIGHT TO CURE. Notwithstanding any contrary provision of this Agreement or of any agreement or document related hereto, an Event of Default shall have occurred under this Agreement as the result of a breach by Grantor of the covenants in the subsections of the Loan Agreement of even date herewith (the "Loan Agreement") by and between Grantor and Lender entitled FINANCIAL STATEMENTS, ADDITIONAL INFORMATION, FINANCIAL COVENANTS AND RATIOS, INSURANCE REPORTS AND INSPECTION (all of which subsections are within the section of the Loan Agreement entitled AFFIRMATIVE COVENANTS), or the covenants in the section of the Loan Agreement entitled BORROWER'S SUBMISSION OF TAX RETURNS, or the covenants in the subsection of this Agreement entitled INSURANCE REPORTS (which subsection is within the section entitled OBLIGATIONS OF GRANTOR) if and only if:

          (i) Lender has provided written notice of such breach to Borrower demanding cure of such breach and Borrower has not cured such breach within fifteen (15) days (the "Cure Period") after Lender's giving of such notice; provided, however, that in the event that such breach is not capable of being cured (as determined by Lender in its sole discretion) within the Cure Period, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such breach so long as Borrower commences cure within the Cure Period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed thirty (30) days.

          OR

          (ii) Borrower has been in breach of such term, obligation, covenant or condition at another time during the preceding twelve (12) months and Lender has within a reasonable period of time following its receiving notice of such earlier breach provided written notice of such breach to Borrower.

          BORROWER SHALL NOT BE ELIGIBLE TO RECEIVE ADVANCES FOLLOWING ANY EVENT OF DEFAULT OR THE BREACH BY BORROWER OF A TERM, OBLIGATION, COVENANT OR CONDITION, OR THE OCCURRENCE OF ANY EVENT, WHICH BREACH OR OCCURRENCE WOULD BECOME AN EVENT OF DEFAULTUPON THE GIVING OF NOTICE, PASSAGE OF TIME, FAILURE TO CURE, OR ANY OR ALL OF THEM, UNTIL SUCH TIME AS SUCH BREACH OR OCCURRENCE IS CURED WITHIN THE TIME PERIODS AND OTHERWISE IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF.

          3.3 Note Insert. The following section is added to the Note (on page 1 following the DEFAULT section) as if fully set forth therein:

          RIGHT TO CURE. Notwithstanding any contrary provision of this Note or of any agreement or document related hereto, Borrower shall be in default hereunder as the result of a breach by Borrower of the covenants in the subsections of the Loan Agreement of even date herewith (the "Loan Agreement") by and between Grantor and Lender entitled FINANCIAL STATEMENTS, ADDITIONAL INFORMATION, FINANCIAL COVENANTS AND RATIOS, INSURANCE REPORTS AND INSPECTION (all of which subsections are within the section of the Loan Agreement entitled AFFIRMATIVE COVENANTS), or the covenants in the section of the Loan Agreement entitled BORROWER'S SUBMISSION OF TAX RETURNS, or the covenants in the subsection of the Security Agreement of even date herewith by and between Borrower and Lender (the "Security Agreement') entitled INSURANCE REPORTS (which subsection is within the section of the Security Agreement entitled OBLIGATIONS OF GRANTOR) if and only if:

          (i) Lender has provided written notice of such breach to Borrower demanding cure of such breach and Borrower has not cured such breach within fifteen (15) days (the "Cure Period") after Lender's giving of such notice; provided, however, that in the event that such breach is not capable of being cured (as determined by Lender in its sole discretion) within the Cure Period, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such breach so long as Borrower commences cure within the Cure Period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed thirty (30) days.

OR

          (ii) Borrower has been in breach of such term, obligation, covenant or condition at another time during the preceding twelve (12) months and Lender has within a reasonable period of time following its receiving notice of such earlier breach provided written notice of such breach to Borrower.

          BORROWER SHALL NOT BE ELIGIBLE TO RECEIVE ADVANCES FOLLOWING A DEFAULT OR THE BREACH BY BORROWER OF A TERM, OBLIGATION, COVENANT OR CONDITION, OR THE OCCURRENCE OF ANY EVENT, WHICH BREACH OR OCCURRENCE WOULD BECOME A DEFAULT UPON THE GIVING OF NOTICE, PASSAGE OF TIME, FAILURE TO CURE, OR ANY OR ALL OF THEM, UNTIL SUCH TIME AS SUCH BREACH OR OCCURRENCE IS CURED WITHIN THE TIME PERIODS AND OTHERWISE IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF.

4. Eligible Accounts. The following language is inserted into the Loan Agreement at the end of clause (I) (on page 2) of the subsection entitled ELIGIBLE ACCOUNTS in the section entitled DEFINITIONS as if fully set forth therein:

          or quick service restaurant chain. Notwithstanding the provisions of this clause (I), Lender will review and consider, in its reasonable discretion, including in Eligible Accounts that portion of an Account that exceeds 10% of all Borrower's Accounts in cases where an advertising agency is the Account Debtor of such Account and the products and services provided by Borrower are being passed through such advertising agency to one or more of such advertising agency's clients, provided that the portions of such Account attributable to such clients of such advertising agency do not exceed the levels that would apply hereunder to such clients if such clients were themselves the Account Debtor.

THIS RIDER HAS BEEN EXECUTED BY BORROWER AND LENDER AS OF THE 15TH DAY OF JULY, 2001.

BORROWER:

FOTOBALL USA INC.

BY:  /s/ Michael Favish
     -------------------------------------------
     MICHAEL FAVISH, CHAIRMAN AND
     CHIEF EXECUTIVE OFFICER

LENDER:

U.S. BANK NATIONAL ASSOCIATION

BY:  /s/ Darla Clark
     -------------------------------------------
     DARLA CLARK, SR. VICE PRESIDENT
     AND MANAGER